SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                            SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No. )


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       14a-6(e)(2))
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                                 MATEC CORPORATION
        ---------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)


        ---------------------------------------------------------------------
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
                        MATEC CORPORATION
                    (A Maryland corporation)


             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


TIME                     10:00 A.M. on Thursday, May 18, 2000

PLACE                    MATEC CORPORATION
                         75 South Street
                         Hopkinton, Massachusetts  01748

ITEMS OF BUSINESS        (1) Election of nine directors; and

                         (2) Consideration of such other business
                             as may properly come before the
                             meeting.

RECORD DATE              You are entitled to vote if you were a
                         stockholder at the close of business on
                         Wednesday, April 12, 2000.

VOTING BY PROXY          Please fill in, sign and mail the
                         enclosed proxy as soon as possible so
                         that your shares can be voted at the
                         meeting in accordance with your
                         instructions. For specific instructions, please refer to the Questions and Answers beginning on page 2 of this proxy statement and the instructions on the proxy card.

                         By Order of the Board of Directors

                         John J. McArdle III
                         Secretary

   THIS NOTICE OF MEETING AND PROXY STATEMENT AND ACCOMPANYING
           PROXY CARD ARE BEING DISTRIBUTED ON OR ABOUT
                          APRIL 17, 2000

                        MATEC CORPORATION
                         75 SOUTH STREET
                 HOPKINTON, MASSACHUSETTS 01748

                    ________________________

                         PROXY STATEMENT
                   __________________________

                  ANNUAL MEETING OF STOCKHOLDERS

                          MAY 18, 2000

     This proxy statement contains information related to the Annual Meeting of Stockholders of MATEC Corporation (the "Company"), to be held on Thursday, May 18, 2000, beginning at 10:00 a.m., at the offices of the Company, 75 South Street, Hopkinton, Massachusetts 01748, and at any postponements or adjournments of the meeting. The enclosed proxy is solicited by the Board of Directors.

                        ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the Company's annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of nine directors. In addition, the Company's management will report on the performance of the Company during 1999 and respond to questions from stockholders.

WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

     The information included in this proxy statement relates to the matters to be voted on at the meeting, the voting process, the compensation of directors and the Company's most highly paid officers, and certain other required information. The Company's 1999 Annual Report which contains the Company's 1999 Consolidated Financial Statements accompanies this proxy statement.

WHO IS ENTITLED TO VOTE AT THE MEETING?

     Only stockholders of record at the close of business on the record date, April 12, 2000, are entitled to receive notice of the annual meeting and to vote the shares of Common Stock that they held on that date at the meeting, or any postponements or adjournments of the meeting.

WHAT ARE THE VOTING RIGHTS OF THE HOLDERS OF COMMON STOCK OF THE
COMPANY?

     Each outstanding share of Common Stock will be entitled to one vote on each matter to be voted upon at the meeting.

WHO CAN ATTEND THE MEETING?

     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 2,739,148 shares of Common Stock of the Company were outstanding.

HOW DO I VOTE?

     If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board recommends a vote FOR election of the nominated slate of directors (see pages 6-8).

     Other than the election of directors as described in this proxy statement, the Company does not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of the nominees named in this proxy statement is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

WHAT VOTE IS REQUIRED TO ELECT DIRECTORS?

     The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.


                    COMMON STOCK OWNERSHIP OF
            CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Set forth in the table below is information concerning the ownership as of April 12, 2000 of the Common Stock of the Company by persons who, to the knowledge of the Board of Directors, own more than 5% of the outstanding shares of Common Stock of the Company. The table also shows information concerning beneficial ownership by all other directors, by each nominee for director, by each of the executive officers of the Company and by all directors and executive officers as a group. Unless otherwise indicated, the beneficial owners have sole voting and investment power with respect to the shares beneficially owned.


Name and Address           Amount                 Percentage
of Beneficial Owner        Beneficially Owned     of Class
-------------------        ------------------     ----------

John J. McArdle III           187,962(1)(2)          6.9%
MetroWest Bank
15 Park Street
Framingham, MA  01701

Steel Partners II, L.P.       138,800(3)             5.1%
Warren Lichtenstein
150 East 52nd Street
New York, NY  10022

Mary R. and                   207,400                7.6%
  Emile Vaccari
508 40th Street
Union City, NJ  07087

Robert W. Valpey              204,403(1)(4)          7.5%
Route 25
P.O. Box 249
Center Harbor, NH  03226

Name and Address           Amount                 Percentage
of Beneficial Owner        Beneficially Owned     of Class
-------------------        ------------------     ----------

Ted Valpey, Jr.               737,035               26.9%
P.O. Box 4100
Portsmouth, NH  03801

Other Directors, Nominees and Executive Officers

Richard W. Anderson            85,000(5)             3.1%
Michael Deery                     --             less than 1%
Eli Fleisher                  100,000(6)             3.7%
Lawrence Holsborg             114,267                4.2%
Michael P. Martinich              --             less than 1%
Robert W. Muir, Jr.            25,800            less than 1%
Joseph W. Tiberio              25,000            less than 1%
Michael J. Kroll               16,769(7)(8)      less than 1%

Directors and Executive     1,206,833(1)-(2)(6)-(8)      44.0%
  Officers as a Group
  (consisting of
  9 individuals)
______________________________

(1)  Includes 100,000 shares, as to which each of Mr. Robert
     Valpey and Mr. McArdle disclaims beneficial ownership, held by a trust of which each is one of four trustees.
(2) Includes 25,750 shares owned by Mr. McArdle's wife as to which he disclaims beneficial ownership.
(3) Mr. Lichtenstein is Chairman of the Board, Chief Executive Officer and sole managing member of Steel Partners, L.L.C., a Delaware limited liability company, which is the General Partner of Steel Partners II. By virtue of his position with Steel Partners II, Mr. Lichtenstein has the sole power to vote and dispose of the shares of the Company owned by Steel Partners II.
(4) Includes 2,900 shares owned by Mr. Robert Valpey's wife as to which he disclaims beneficial ownership and 1,000 shares jointly owned by Mr. Valpey's wife.
(5) Includes 85,000 shares of Common Stock held by Massachusetts Capital Resource Company ("MCRC") as to which Mr. Anderson disclaims beneficial ownership. By virtue of his position as Senior Vice President of MCRC, Mr. Anderson has shared power to vote and dispose of the shares of the Company owned by MCRC.
(6) Includes 1,500 shares owned by Mr. Fleisher's wife as to which he disclaims beneficial ownership.
(7)  Includes 8,700 shares jointly owned by Mr. Kroll's wife.
(8) Includes 1,469 shares issuable upon exercise of currently exercisable stock options.

                    1. ELECTION OF DIRECTORS

NOMINEES

     On March 14, 2000 the Board of Directors of the Company amended Article III, Section 1 of the Bylaws of the Company effective at the time of the 2000 Annual Meeting of Stockholders increasing the number of directors from eight to nine. Nine directors are to be elected at the Annual Meeting, each to hold office until the next annual meeting and until his successor is elected and qualified.

     The following table sets forth certain information furnished to the Company regarding the persons who are nominees for election as directors of the Company:


                                                                 Year
                                                                 First
                              Principal Occupation               Elected
Name of Nominee               for Past Five Years                Director    Age
---------------               --------------------               --------    ---

Richard W. Anderson           Senior Vice President of               -       52
                                Massachusetts Capital
                                Resource Company (a private
                                investment company) since
                                prior to 1995.

Michael Deery                 President and Chief Operating        1999      54
                                Officer of Valpey Fisher
                                Corporation, a subsidiary of
                                the Company, since
                                September 1999; Vice
                                President of International
                                Manufacturing of Tambrands,
                                Inc. (health care products)
                                from prior to 1995 to 1998.

Eli Fleisher                  Investor since prior to 1995.        1977      72

Lawrence Holsborg             Investor since prior to 1995.        1986      66

                                                                 Year
                                                                 First
                              Principal Occupation               Elected
Name of Nominee               for Past Five Years                Director    Age
---------------               --------------------               --------    ---

Michael P. Martinich          Director of Operations of Sirocco    1999      32
                                Systems, Inc. (data
                                communications) since
                                November 1998; Senior
                                Manager-New Products of
                                Ascend Communications (data
                                communications) from July
                                1997 to November 1998;
                                Material Manager of Cascade
                                Communications from January
                                1997 to June 1997; Material
                                Manager of Sahara Networks
                                (data communications) from
                                1995 to January 1997.

John J. McArdle III           Chief Executive Officer of           1992      50
                                MetroWest Bank since prior to
                                1995; President of MetroWest
                                Bank since prior to 1995 to
                                April 1998; Employee of
                                Prime Capital Group (financial
                                consultants) since prior to
                                1995; Secretary of the
                                Company since prior to 1995.

Robert W. Muir, Jr.           President of The Diamond Group       1996      51
                                (investment company) since
                                August 1998; Vice President
                                Corporate Development,
                                Thomas & Betts Electrical
                                Supply from October 1997 to
                                August 1998; CEO and
                                President of Diamond
                                Communication Products Inc.
                                (manufacturer of poleline
                                hardware) from prior to 1995
                                to July 1997.

                                                                 Year
                                                                 First
                              Principal Occupation               Elected
Name of Nominee               for Past Five Years                Director    Age
---------------               --------------------               --------    ---

Joseph W. Tiberio             President, Century Manufacturing     1986      78
                                Co., Inc. (metal stamping)
                                since prior to 1995; President,
                                Ty-Wood Corporation (metal
                                fabrication) since prior to
                                1995.

Ted Valpey, Jr.               Investor; Chairman of the            1980      67
                                Company since prior to 1995
                                and Chief Executive Officer of
                                the Company since April 28,
                                1997.


     Except for Messrs. Anderson, Deery and Martinich each of the above nominees was elected a director at the last Annual Meeting of Stockholders and has served continuously since the year he was first elected. Mr. Deery was elected a director at a meeting of the Board of Directors held September 10, 1999. Mr. Martinich was elected a director at a meeting of the Board of Directors held October 28, 1999. The Board of Directors met seven (7) times during 1999. Each director attended more than 75% of the total number of meetings of the Board and Committees on which he served.

     The Board of Directors has standing Audit, Executive,
Nominating and Stock Option - Compensation Committees.

          Audit                         Executive
          -----                         ---------

          Lawrence Holsborg             John J. McArdle III
          John J. McArdle III           Robert W. Muir, Jr.
          Joseph W. Tiberio             Joseph W. Tiberio
                                        Ted Valpey, Jr.

                                        Stock Option -
          Nominating                    Compensation
          ----------                    ----------------

          Lawrence Holsborg             Eli Fleisher
          John J. McArdle III           Lawrence Holsborg
          Ted Valpey, Jr.               Robert W. Muir, Jr.

AUDIT COMMITTEE                            2 meetings in 1999

* recommends the appointment of the Company's independent accountants;
* reviews the plan and results of the yearly audit by the independent accountants;
* reviews the Company's system of internal controls and procedures; and
* where necessary, investigates matters relating to the audit functions.

EXECUTIVE COMMITTEE                         1 meeting in 1999

* Exercises all the powers of the Board when the Board is not in session, except those which by law cannot be delegated by the Board of Directors.

NOMINATING COMMITTEE                        1 meeting in 1999

* Reviews and makes recommendations to the Board regarding potential candidates for nomination as directors. The Nominating Committee seeks potential nominees for Board membership in various ways and will consider suggestions submitted by stockholders. Such suggestions, together with appropriate biographical information, should be submitted to the Secretary of the Company.

STOCK OPTION - COMPENSATION COMMITTEE       1 meeting in 1999

* recommends to the Board of Directors the compensation for the Chairman and Chief Executive Officer ("CEO");
* approves the compensation recommendations of the CEO for corporate and executive officers, and subsidiary presidents and controllers;
* administers and approves option grants pursuant to the Company's 1992 and 1999 Stock Option Plans; and
* approves the Company's contributions and 401(k) match under the Company's Profit Sharing 401(k) Plan.

Actions taken by any of the foregoing committees are reported to the Board.

     Except as set forth below none of the directors or nominees is a director of any company (other than the Company) which is subject to the reporting requirements of the Securities Exchange Act of 1934 or which is a registered investment company under the Investment Company Act of 1940.

          Name of
          Director                Director of
          --------                -----------

          Richard W. Anderson     Providence and Worcester
                                    Railroad Company

          John J. McArdle III     MetroWest Bank

          Ted Valpey, Jr.         MetroWest Bank


DIRECTOR COMPENSATION

     Each outside director is paid an annual director's fee of $2,500 plus $750 for each meeting of the Board of Directors attended. Each outside director who is a member of a Committee is paid $750 for each Committee meeting attended and not held on the same day as a meeting of the Board of Directors. For Committee meetings held on the same day as meetings of the Board of Directors, each outside director is paid for attendance at the rate of $350 per Committee meeting.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of the Company's securities. The Company believes that, during 1999, its directors, executive officers and 10% shareowners complied with all Section 16(a) filing requirements. In making this statement, the Company has relied upon examination of the copies of Forms 3, 4 and 5 provided to the Company and the written representations of its directors, executive officers and stockholders.

                    EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

     The Summary Compensation Table below sets forth compensation information for each of the Company's last three fiscal years for the CEO and the other executive officer whose total annual salary for such fiscal year exceeded $100,000.


                       SUMMARY COMPENSATION TABLE

                        Annual Compensation(1)(2)
                        -------------------------

Name and
Principal                                          All Other
Position            Year    Salary     Bonus     Compensation(3)
---------           ----    ------     -----     ---------------

Ted Valpey, Jr.     1999    $80,000   $25,000        $3,634
(CEO and            1998     80,000       --          3,235
President since     1997     80,000    25,000         2,531
April 28, 1997,
and Chairman)(4)


Michael J. Kroll    1999    111,500    6,000          5,236
(Vice President     1998    111,500      --           3,847
and Treasurer)      1997    111,500   15,000          3,741
_____________________________

(1) For 1999, 1998 and 1997 the Company maintained a Management Incentive Plan (the "Incentive Plan") which provides cash payments to key managers of the Company based on the achievement of defined profit objectives by various operating units and other transaction and performance-oriented goals. The Company paid no amounts to any of the named officers pursuant to the Incentive Plan in 1999, 1998 or 1997.

(2) The above table does not include any amounts for personal benefits because, in any individual case, such amounts do not exceed the lesser of $50,000 or 10% of such individual's cash compensation.

(3)  Represents amounts allocated under the Company's Profit
     Sharing 401(k) Plan.

(4) Mr. Valpey was elected CEO on April 28, 1997. He served as Chairman of the Company for 1997, 1998 and 1999. The amounts set forth in the table with respect to 1997 includes all amounts paid to Mr. Valpey as compensation in 1997. The Company had reimbursed Mr. Valpey since prior to January 1, 1997 at the rate of $4,000 per month for office, secretarial and other business expenses. Effective in April 1998 such reimbursement for office, secretarial and other business expenses was increased to $5,000 per month.

OPTION TABLE

     The following table sets forth the fiscal year-end option values with respect to the named officers. No stock options were granted to or exercised by the named officers during 1999.


                                December 31, 1999 Option Values
                                -------------------------------

                       Number of Securities            Values of Unexercised
                      Underlying Unexercised          In-the-Money Options at
                       Options at 12/31/99                  12/31/99(1)
                      ----------------------          -----------------------

                    Exercisable  Unexercisable       Exercisable  Unexercisable
                    -----------  -------------       -----------  -------------
Ted Valpey, Jr.         --            --                 --            --
Michael J. Kroll       1,469          --                $4,892         --
____________________

 (1) Calculated by determining the difference between the exercise price and the closing price on December 30, 1999.


CERTAIN TRANSACTIONS

     Robert W. Muir, Jr. owned 27.12% of entities which on April 15, 1998 acquired substantially all the assets of the Company's subsidiary Bergen Cable Technologies, Inc. for a purchase price consisting of $7,500,000 in cash, a 12% subordinated promissory note in the principal amount of $1,250,000, a 10% stock and membership interest in the acquiring entities and the assumption by the acquiring entities of certain liabilities, including trade payables. The 12% subordinated promissory note was paid in full on May 13, 1999.

     Richard W. Anderson is Senior Vice President of Massachusetts Capital Resources Company ("MCRC"). At December 31, 1999, the Company was indebted to MCRC in the amount of $1,000,000 which amount was repaid in full in January 2000. In January 2000 MCRC exercised its warrant to purchase 85,000 shares of Common Stock of the Company at an exercise price of $3.00 per share.

              EXECUTIVE COMPENSATION REPORT OF THE
               STOCK OPTION-COMPENSATION COMMITTEE
              ------------------------------------

     The Stock Option-Compensation Committee (the "Committee") of the Board of Directors consists of three non-employee directors, Eli Fleisher, Lawrence Holsborg and Robert W. Muir,
Jr.

     The Committee recommends to the Board of Directors the compensation for the Chairman and the CEO, approves the compensation recommendations of the CEO for corporate and executive officers, and subsidiary presidents and controllers, administers and approves option grants pursuant to the Company's 1992 and 1999 Stock Option Plan, and approves the Company's contributions and 401(k) match under the Company's Profit Sharing 401(k) Plan.

COMPENSATION POLICY FOR EXECUTIVE OFFICERS

     The Committee's policy is that the Company's executive officers should be paid a salary commensurate with their responsibilities, should receive short-term incentive compensation in the form of a bonus, and should receive long-term incentive compensation in the form of stock options.

     The policy with respect to salary of the executive officer, other than the CEO, is that it should be in an amount recommended by the CEO, and the current salary of such executive officer is in the amount so recommended. The considerations entering into the determination by the CEO of the salary for the named executive which he recommended to the Committee in 1999 were his subjective evaluation of the ability and past performance of the executive and his judgment of his potential for enhancing the profitability of the Company. The CEO advised the Committee that, in his subjective judgment based on his experience and knowledge of the marketplace, such salary was reasonable and proper in light of the duties and responsibilities of the executive.

     On the recommendation of the Committee, the Board has adopted the Company's Management Incentive Plan (the "Plan"). However, for 1999, the Committee recommended that corporate management, including the executive officers named in the Summary Compensation Table, not be eligible to participate in the Plan. The Committee did however recommend payment of a bonus of $6,000 to Mr. Kroll.

     The Committee's policy generally is to grant options to executives and other key employees under the Company's 1992 and 1999 Stock Option Plan (the "Option Plan") and in amounts not exceeding the amounts recommended by the CEO. The recommendations of the CEO for option grants reflect the subjective judgment of the CEO of the performance of employees and the potential benefit to the Company from the grant of this form of incentive compensation. In recommending option grants the CEO, among other things, considers the amount and terms of options granted in the past. No options were granted under the Option Plan to executive officers in the 1999 fiscal year.

     Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the CEO and other named executive officer. Because of the range of compensation paid to its executive officers, the Committee has not established any policy regarding annual compensation to such executive officers in excess of $1,000,000.

COMPENSATION OF THE CEO IN 1999

     On April 28, 1997 Mr. Valpey was elected CEO. At the time of his election by the Board of Directors, the Board determined to continue to pay Mr. Valpey $80,000 per annum, the amount he had been receiving as Chairman. On February 2, 2000, the Board of Directors approved a bonus of $25,000 for Mr. Valpey based upon the improved operating performance of the Company, which amount is included in the Summary Compensation Table.


                              Eli Fleisher
                              Lawrence Holsborg
                              Robert W. Muir, Jr.
                                   Stock Option-Compensation
                                        Committee


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Ted Valpey, Jr. serves on the Compensation Committee of
MetroWest Bank, of which Mr. McArdle is Chief Executive Officer.

     Mr. Holsborg was President of Matec Fiberoptics Inc., a subsidiary of the Corporation, prior to 1989.

     Robert W. Muir, Jr. owned 27.12% of entities which on April 15, 1998 acquired substantially all the assets of the Company's subsidiary Bergen Cable Technologies, Inc. for a purchase price consisting of $7,500,000 in cash, a 12% subordinated promissory note in the principal amount of $1,250,000, a 10% stock and membership interest in the acquiring entities and the assumption by the acquiring entities of certain liabilities, including trade payables. The 12% subordinated promissory note was paid in full on May 13, 1999. See "CERTAIN TRANSACTIONS."

                        PERFORMANCE GRAPH

     The graph below compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return of the American Stock Exchange Index, and a peer index ("Peer Group") made up of 45 companies in the electronic components manufacturing business, for the five years beginning December 31, 1994 and ending December 31, 1999 (assuming the investment of $100 on December 31, 1994, and the reinvestment of all dividends).

                             [GRAPH]

                              Base
                             Period
                             Dec 94   Dec 95   Dec 96   Dec 97   Dec 98   Dec 99

MATEC CORPORATION               100    88.89    75.00    91.67   122.22   203.70
AMERICAN STOCK EXCHANGE IND     100   126.42   134.50   157.86   158.87   202.22
PEER GROUP                      100   117.55   137.09   147.91   155.94   234.19


                      2. OTHER MATTERS

AUDIT AND RELATED MATTERS

     The Board of Directors has selected Deloitte & Touche LLP, independent certified public accountants, as auditors of the Company for 2000.

     The consolidated financial statements of the Company and its subsidiaries included in the Annual Report to Stockholders for the fiscal year ended December 31, 1999 were examined by Deloitte & Touche LLP. Representatives of Deloitte & Touche LLP are expected to attend the meeting with the opportunity to make a statement if they desire. It is expected that such representatives will be available to respond to appropriate questions from stockholders.

ADDITIONAL INFORMATION

     The cost of solicitation of Proxies will be borne by the Company. If necessary to ensure satisfactory representation at this meeting, Proxies may be solicited to a limited extent by telephone or personal interview by officers and employees of the Company. Such solicitation will be without cost to the Company, except for actual out-of-pocket communication charges.
Brokerage houses, banks, custodians, nominees and fiduciaries are being requested to forward the proxy material to beneficial owners and their reasonable expenses therefor will be reimbursed by the Company.

STOCKHOLDER'S PROPOSALS

     From time to time shareholders present proposals which may be proper subjects for inclusion in the Proxy Statement and for consideration at an annual meeting. Shareholders who intend to present proposals at the 2001 Annual Meeting, and who wish to have such proposals included in the Company's Proxy Statement for the 2001 Annual Meeting, must be certain that such proposals are received by the Company's Secretary at the Company's executive offices, 75 South Street, Hopkinton, Massachusetts 01748, not later than December 3, 2000. Such proposals must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the Proxy Statement. Shareholders who intend to present a proposal at the 2001 Annual Meeting but who do not wish to have such proposal included in the Company's Proxy Statement for such meeting must be certain that notice of such proposal is received by the Company's Secretary at the Company's executive offices not later than February 26, 2001.


                         BY ORDER OF THE BOARD OF DIRECTORS


                              JOHN J. MCARDLE III
                              SECRETARY

APRIL 12, 2000

     UPON THE WRITTEN REQUEST OF ANY STOCKHOLDER OF THE COMPANY, THE COMPANY WILL PROVIDE TO SUCH STOCKHOLDER A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR 1999, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE DIRECTED TO SECRETARY, MATEC CORPORATION, 75 SOUTH STREET, HOPKINTON, MASSACHUSETTS 01748. THERE WILL BE NO CHARGE FOR SUCH REPORT UNLESS ONE OR MORE EXHIBITS THERETO ARE REQUESTED, IN WHICH CASE THE COMPANY'S REASONABLE EXPENSES OF FURNISHING SUCH EXHIBITS MAY BE CHARGED.

     ALL STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND MAIL THE
ENCLOSED PROXY PROMPTLY WHETHER OR NOT YOU EXPECT TO ATTEND THE
MEETING.  IF YOU ARE MAILING YOUR PROXY, KINDLY DO SO
SUFFICIENTLY IN ADVANCE OF THE MEETING DATE SO THAT IT WILL BE
RECEIVED IN TIME TO BE COUNTED AT THE MEETING.

                           MATEC CORPORATION

              Proxy Solicited by the Board of Directors for
                     Annual Meeting on May 18, 2000


The undersigned hereby constitutes and appoints TED VALPEY, JR. and MICHAEL J. KROLL, either one of whom is authorized to act singly, attorneys and proxies with full power of substitution according to the number of shares of Common Stock of MATEC Corporation (the "Company") which the undersigned may be entitled to vote and with all powers which the undersigned would possess if personally present at the Annual Meeting of its stockholders to be held on May 18, 2000, at the offices of the Company, 75 South Street, Hopkinton, Massachusetts 01748, and at any adjournment thereof, on matters properly coming before the Meeting. Without otherwise limiting the general authorization hereby given, said attorneys and proxies are instructed to vote as follows on the proposal set forth on the reverse side and described in the Proxy Statement dated April 12, 2000.

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, each dated April 12, 2000.

UNLESS OTHERWISE SPECIFIED IN THE SPACE PROVIDED, THE UNDERSIGNED'S VOTE IS TO BE CAST "FOR" THE ELECTION AS DIRECTORS OF THE PERSONS NAMED IN THE PROXY STATEMENT DATED APRIL 12, 2000.

-----------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
ENCLOSED ENVELOPE.
-----------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

_________________________               _________________________

_________________________               _________________________

_________________________               _________________________

MATEC CORPORATION

Mark box at right if an address change or comment has been noted [ ] on the reverse side of this card.

CONTROL NUMBER:
RECORD DATE SHARES:

A vote "FOR" Item 1 is recommended by the Board of Directors.

1.  The election of nine directors.  Nominees:

(01) Richard W. Anderson           For All     With-     For All
(02) Michael Deery                 Nominees    hold      Except
(03) Eli Fleisher                  [ ]         [ ]       [ ]
(04) Lawrence Holsborg
(05) John J. McArdle III
(06) Michael P. Martinich
(07) Robert W. Muir, Jr.
(08) Joseph W. Tiberio
(09) Ted Valpey, Jr.

NOTE: If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through that nominee's name. Your shares will be voted for the remaining nominees.

Please be sure to sign and date               IMPORTANT: In signing this Proxy,
this Proxy.                                   please sign your name or names in
                                              the box at left in the exact form
                       Date ________________  appearing on this Proxy.  When
                                              signing as an attorney, executor,
                                              administrator, trustee or
                                              guardian, please give your full
_____________________  _____________________  title as such.  EACH JOINT TENANT
Stockholder sign here  Co-owner sign here     MUST SIGN.


DETACH CARD                                                         DETACH CARD